Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Statements
of TechTeam Global, Inc. and Subsidiaries

On June 3, 2010, TechTeam Global, Inc. (the “Company”) agreed to sell its Government Solutions business unit (“Government Solutions”) to Jacobs Engineering Group Inc. pursuant to a Stock Purchase Agreement. The Stock Purchase Agreement was amended by the parties thereto on September 14, 2010. In accordance with the terms and conditions of the Stock Purchase Agreement, as amended, the Company will receive a cash payment of $43 million adjusted for the retention of certain liabilities and a closing net tangible book value adjustment. Of the $43 million cash payment to be made at closing, $8.60 million will be funded into an escrow account to secure any indemnification claims and $2.77 million will be funded into escrow to secure the payment of any closing net tangible book value adjustment.

The following unaudited pro forma consolidated financial statements illustrate the effects of the sale of Government Solutions. The unaudited pro forma consolidated balance sheet as of June 30, 2010 gives effect to the sale as if it occurred as of that date. The unaudited pro forma consolidated statements of operations give effect to the sale as if it occurred on January 1 for each period presented.

The unaudited pro forma consolidated financial statements have been derived from, and should be read in conjunction with, the Company’s historical consolidated financial statements, including the notes thereto, in the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2010 and the unaudited financial statements of Government Solutions included as Exhibit G to this proxy statement supplement. The unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have been achieved had Government Solutions been sold on the dates indicated, or that may be expected to occur in the future as a result of the sale.

The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of filing this proxy statement supplement.

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X.

TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2010

		Sale of Business
	Company	Business	Pro Forma		Pro Forma As
(In thousands)	Historical (a)	Historical (b)	Adjustments		Adjusted

ASSETS
Current assets
Cash and cash equivalents	$14,846	$—	$30,085	(c)	$44,931
Accounts receivable (net of allowance)	38,383	(15,931)	—		22,452
Prepaid expenses and other current assets	4,159	(995)	—		3,164

Total current assets	57,388	(16,926)	30,085		70,547

Property, equipment and software, net	5,280	(517)	—		4,763
Goodwill and other intangible assets, net	46,278	(37,755)	—		8,523
Deferred income taxes	4,216	(2,833)	—		1,383
Other assets	989	(296)	10,038	(d)	10,731

Total assets	$114,151	$(58,327)	$40,123		$95,947

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$4,065	$(23)	$—		$4,042
Accounts payable	5,026	(1,798)	—		3,228
Accrued payroll and related taxes	9,500	(2,441)	—		7,059
Accrued expenses	1,996	(1,440)	—		556
Other current liabilities	2,015	(817)	—		1,198

Total current liabilities	22,602	(6,519)	—		16,083

Long-term liabilities
Long-term debt, less current portion	10,790	(5)	—		10,785
Other long-term liabilities	1,174	(106)	—		1,068

Total long-term liabilities	11,964	(111)	—		11,853

Shareholders’ equity
Preferred stock, 5,000,000 shares authorized, no shares issued	—	—	—		—
Common stock, $0.01 par value, 45,000,000 shares authorized, 11,200,053 shares issued and outstanding at June 30, 2010	112	—	—		112
Additional paid-in capital	80,765	—	440	(e)	81,205
Retained earnings	212	—	(12,014	)(f)	(11,802)
Accumulated other comprehensive loss	(1,504)	—	—		(1,504)

Total shareholders’ equity	79,585	—	(11,574)		68,011

Total liabilities and shareholders’ equity	$114,151	$(6,630)	$(11,574)		$95,947

The unaudited pro forma consolidated balance sheet as of June 30, 2010 reflects the following adjustments:

(a)	As reported in the Company’s unaudited Quarterly Report on Form 10-Q for the six months ended June 30, 2010.

(b)	Assets to be sold and liabilities to be assumed by the buyer under the Stock Purchase Agreement, as amended. Amounts were derived from Government Solutions’ unaudited balance sheet as of June 30, 2010.

(c)	Amount reflects the estimated proceeds to be received as a result of the closing of the sale of Government Solutions as follows (in thousands):

Purchase price	$45,000
Less: Retention bonus obligation (1)	(2,000)
Less: Success fees	(850)
Less: Insurance obligation (2)	(235)
Less: Estimated legal and other	(460)

Net purchase price	41,455
Estimated escrow	(10,038)
Estimated net tangible book value adjustment	(1,332)
Tax effect of the loss on sale (3)	-

Net proceeds	$30,085

(1)	Pursuant to the Stock Purchase Agreement, as amended, this amount reflects the payment of certain executive management retention bonuses.
(2)	Pursuant to the Stock Purchase Agreement, as amended, the Company will be partially responsible for payment of certain insurance coverage including professional liability, employment practices liability, directors and officers liability and fiduciary liability.
(3)	The proposed transaction will create a capital loss which cannot be utilized for tax purposes.

(d)	Amount reflects proceeds that will be deposited into an escrow account at the closing. $8.60 million of the escrow amount is required by the Stock Purchase Agreement to secure any indemnification claims and $2.77 million of the escrow amount is required to secure payment of any closing net tangible book value adjustment less an estimated net tangible book value adjustment of $1.33 million.

(e)	Amount reflects estimated expense for unvested stock options and restricted stock for certain Government Solutions employee, which stock options and restricted stock will vest upon the sale of Government Solutions.

(f)	Amount reflects the estimated loss on the sale of Government Solutions calculated as follows (in thousands):

Purchase price	$45,000
Less: Retention bonus obligation (1)	(2,000)
Less: Success fees	(850)
Less: Insurance obligation (2)	(235)
Less: Estimated legal and other	(460)
Less: Stock based compensation (3)	(440)

Net purchase price	41,015
Carrying value of Government Solutions	(51,697)

Loss on sale of Government Solutions	(10,682)
Estimated net tangible book value adjustment	(1,332)
Tax effect of the loss on sale (4)	-

Net loss on sale of Government Solutions	$(12,014)

(1)	Pursuant to the Stock Purchase Agreement, as amended, this amount reflects the payment of certain executive management retention bonuses.
(2)	Pursuant to the Stock Purchase Agreement, as amended, the Company will be partially responsible for payment of certain insurance coverage including professional liability, employment practices liability, directors and officers liability and fiduciary liability.
(3)	Estimated expense for unvested stock options and restricted stock for certain Government Solutions employees, which options and restricted stock will vest upon the sale of Government Solutions.
(4)	The proposed transaction will create a capital loss which cannot be utilized for tax purposes.

TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2010

		Sale of Business
	Company	Business	Pro Forma		Pro Forma
(In thousands, except per share data)	Historical (a)	Historical (b)	Adjustments		As Adjusted

Revenue
Commercial
IT Outsourcing Services	$51,706	$—	$—		$51,706
IT Consulting and Systems Integration	5,855	—	—		5,855
Other Services	6,986	—	—		6,986

Total Commercial	64,547	—	—		64,547
Government Technology Services	30,244	(30,244)	—		—

Total revenue	94,791	(30,244)	—		64,547

Cost of revenue
Commercial
IT Outsourcing Services	39,791	—	—		39,791
IT Consulting and Systems Integration	4,702	—	—		4,702
Other Services	5,282	—	—		5,282

Total Commercial	49,775	—	—		49,775
Government Technology Services	23,485	(23,485)	—		—

Total cost of revenue	73,260	(23,485)	—		49,775

Gross profit
Commercial	14,772	—	—		14,772
Government Technology Services	6,759	(6,759)	—		—

Total gross profit	21,531	(6,759)	—		14,772
Selling, general and administrative expense	21,442	(8,543)	1,880	(d)	14,779
Restructuring charges, net	3,140	(139)	—		3,001

Operating (loss) income	(3,051)	1,923	(1,880)		(3,008)
Net interest expense	(389)	303 (c)	—		(86)
Foreign currency transaction gain	351	—	—		351

(Loss) income before income taxes	(3,089)	2,226	(1,880)		(2,743)
Income tax (benefit) provision	(574)	863	(658	)(e)	(369)

Net (loss) income	$(2,515)	$1,363	$(1,222)		$(2,374)

Basic loss per common share	$(0.24)				$(0.22)

Diluted loss per common share	$(0.24)				$(0.22)

Weighted average number of common shares and common share equivalents outstanding
Basic—common	10,687				10,687
Diluted—common	10,687				10,687

TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2009

		Sale of Business
	Company	Business	Pro Forma		Pro Forma
(In thousands, except per share data)	Historical (a)	Historical (b)	Adjustments		As Adjusted

Revenue
Commercial
IT Outsourcing Services	$54,278	$—	$—		$54,278
IT Consulting and Systems Integration	7,069	—	—		7,069
Other Services	8,240	—	—		8,240

Total Commercial	69,587	—	—		69,587
Government Technology Services	40,845	(40,845)	—		—

Total revenue	110,432	(40,845)	—		69,587

Cost of revenue
Commercial
IT Outsourcing Services	42,065	—	—		42,065
IT Consulting and Systems Integration	5,629	—	—		5,629
Other Services	6,148	—	—		6,148

Total Commercial	53,842	—	—		53,842
Government Technology Services	29,316	(29,316)	—		—

Total cost of revenue	83,158	(29,316)	—		53,842

Gross profit
Commercial	15,745	—	—		15,745
Government Technology Services	11,529	(11,529)	—		—

Total gross profit	27,274	(11,529)	—		15,745
Selling, general and administrative expense	22,042	(8,033)	1,450	(d)	15,459
Restructuring charges, net	(699)	—	—		(699)

Operating (loss) income	5,931	(3,496)	(1,450)		985
Net interest expense	(604)	550 (c)	—		(54)
Foreign currency transaction loss	(648)	—	—		(648)

(Loss) income before income taxes	4,679	(2,946)	(1,450)		283
Income tax (benefit) provision	1,739	(1,139)	(508	)(e)	92

Net (loss) income	$2,940	$(1,807)	$(942)		$191

Basic earnings per common share	$0.28				$0.02

Diluted earnings per common share	$0.28				$0.02

Weighted average number of common shares and common share equivalents outstanding
Basic—common	10,599				10,599
Diluted—common	10,624				10,624

The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2010 and June 30, 2009 reflect the following adjustments:

(a)	As reported in the Company’s unaudited Quarterly Report on Form 10-Q for the six months ended June 30, 2010.

(b)	Elimination of operating results of Government Solutions and subsidiaries. These amounts represent the unaudited statements of operations for Government Solutions for the six months ended June 30, 2010 and June 30, 2009.

(c)	Interest on a loan related to the acquisition of New Vectors during 2007. The loan balance is maintained by the retained business.

(d)	Amounts reflect corporate overhead allocations originally charged to Government Solutions operating results identified under Note (a) that would continue to be recorded as an expense of the retained business.

(e)	Reflects the tax effect of the corporate overhead that would be absorbed by the retained business at statutory rates for Federal and State tax purposes for the six months ended June 30, 2010 and June 30, 2009.

TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 2009

		Sale of Business
	Company	Business	Pro Forma		Pro Forma
(In thousands, except per share data)	Historical (a)	Historical (b)	Adjustments		As Adjusted

Revenue
Commercial
IT Outsourcing Services	$106,229	$—	$—		$106,229
IT Consulting and Systems Integration	12,755	—	—		12,755
Other Services	15,817	—	—		15,817

Total Commercial	134,801	—	—		134,801
Government Technology Services	76,440	(76,440)	—		—

Total revenue	211,241	(76,440)	—		134,801

Cost of revenue
Commercial
IT Outsourcing Services	82,899	—	—		82,899
IT Consulting and Systems Integration	9,890	—	—		9,890
Other Services	11,963	—	—		11,963

Total Commercial	104,752	—	—		104,752
Government Technology Services	56,003	(56,003)	—		—

Total cost of revenue	160,755	(56,003)	—		104,752

Gross profit
Commercial	30,049	—	—		30,049
Government Technology Services	20,437	(20,437)	—		—

Total gross profit	50,486	(20,437)	—		30,049
Selling, general and administrative expense	42,823	(15,984)	2,841	(d)	29,680
Impairment charges	27,453	(21,284)	—		6,169
Restructuring charges, net	411	—	—		411

Operating (loss) income	(20,201)	16,831	(2,841)		(6,211)
Net interest expense	(1,018)	992 (c)	—		(26)
Foreign currency transaction loss	(675)	—	—		(675)

(Loss) income before income taxes	(21,894)	17,823	(2,841)		(6,912)
Income tax (benefit) provision	(3,261)	3,785	(1,025	)(e)	(501)

Net (loss) income	$(18,633)	$14,038	$(1,816)		$(6,411)

Basic loss per common share	$(1.75)				$(.60)

Diluted loss per common share	$(1.75)				$(.60)

Weighted average number of common shares and common share equivalents outstanding
Basic—common	10,618				10,618
Diluted—common	10,618				10,618

TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 2008

		Sale of Business
	Company	Business	Pro Forma		Pro Forma
(In thousands, except per share data)	Historical (a)	Historical (b)	Adjustments		As Adjusted

Revenue
Commercial
IT Outsourcing Services	$120,166	$—	$—		$120,166
IT Consulting and Systems Integration	27,064	—	—		27,064
Other Services	24,110	—	—		24,110

Total Commercial	171,340	—	—		171,340
Government Technology Services	88,615	(88,615)	—		—

Total revenue	259,955	(88,615)	—		171,340

Cost of revenue
Commercial
IT Outsourcing Services	95,816	—	—		95,816
IT Consulting and Systems Integration	20,637	—	—		20,637
Other Services	18,683	—	—		18,683

Total Commercial	135,136	—	—		135,136
Government Technology Services	64,383	(64,383)	—		—

Total cost of revenue	199,519	(64,383)	—		135,136

Gross profit
Commercial	36,204	—	—		36,204
Government Technology Services	24,232	(24,232)	—		—

Total gross profit	60,436	(24,232)	—		36,204
Selling, general and administrative expense	46,920	(15,970)	2,541	(d)	33,491
Restructuring charges, net	5,719	(789)	—		4,930

Operating (loss) income	7,797	(7,473)	(2,541)		(2,217)
Net interest expense	(1,712)	1,536 (c)	—		(176)
Foreign currency transaction gain	910		—		910
Other income, net	155		—		155

(Loss) income before income taxes	7,150	(5,937)	(2,541)		(1,328)
Income tax (benefit) provision	4,182	(2,284)	(933	)(e)	965

Net (loss) income	$2,968	$(3,653)	$(1,608)		$(2,293)

Basic (loss) earnings per common share	$0.28				$(0.22)

Diluted (loss) earnings per common share	$0.28				$(0.22)

Weighted average number of common shares and common share equivalents outstanding
Basic—common	10,529				10,529
Diluted—common	10,555				10,555

TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 2007

		Sale of Business
	Company	Business	Pro Forma		Pro Forma
(In thousands, except per share data)	Historical (a)	Historical (b)	Adjustments		As Adjusted

Revenue
Commercial
IT Outsourcing Services	$104,659	$—	$—		$104,659
IT Consulting and Systems Integration	28,064	—	—		28,064
Other Services	20,219	—	—		20,219

Total Commercial	152,942	—	—		152,942
Government Technology Services	69,254	(69,254)	—		—

Total revenue	222,196	(69,254)	—		152,942

Cost of revenue
Commercial
IT Outsourcing Services	84,732	—	—		84,732
IT Consulting and Systems Integration	21,877	—	—		21,877
Other Services	15,430	—	—		15,430

Total Commercial	122,039	—	—		122,039
Government Technology Services	50,387	(50,387)	—		—

Total cost of revenue	172,426	(50,387)	—		122,039

Gross profit
Commercial	30,903	—	—		30,903
Government Technology Services	18,867	(18,867)	—		—

Total gross profit	49,770	(18,867)	—		30,903
Selling, general and administrative expense	39,475	(12,185)	702	(d)	27,992

Operating (loss) income	10,295	(6,682)	(702)		2,911
Net interest expense	(572)	934 (c)	—		362
Foreign currency transaction loss	(84)	—	—		(84)

(Loss) income before income taxes	9,639	(5,748)	(702)		3,189
Income tax (benefit) provision	3,343	(2,235)	(259	) (e)	849

Net (loss) income	$6,296	$(3,513)	$(443)		$2,340

Basic earnings per common share	$0.61				$0.23

Diluted earnings per common share	$0.60				$0.22

Weighted average number of common shares and common share equivalents outstanding
Basic—common	10,355				10,355
Diluted—common	10,506				10,506

The unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2009, 2008 and 2007 reflect the following adjustments:

(a)	As reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(b)	Elimination of operating results of Government Solutions and subsidiaries. These amounts represent the unaudited statements of operations for Government Solutions for the twelve months ended December 31, 2009, 2008 and 2007.

(c)	Interest on a loan related to the acquisition of New Vectors during 2007. The loan balance is maintained by the retained business.

(d)	Amounts reflect corporate overhead allocations originally charged to Government Solutions operating results identified under Note (a) that would continue to be recorded as an expense of the retained business.

(e)	Reflects the tax effect of the corporate overhead that would be absorbed by the retained business at statutory rates for Federal and State tax purposes for the twelve months ended December 31, 2009, 2008 and 2007.